Exhibit 10.1

EXECUTION COPY

CONSENT AND AMENDMENT NO. 4

Dated as of July 26, 2012

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 24, 2009, as amended and restated as of February 2, 2011

THIS CONSENT AND AMENDMENT NO. 4 (this “Consent and Amendment”) is made as of July 26, 2012 by and among Inergy, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among the Borrower, the lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent consent to certain transactions and agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to so consent and agree to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Consent and Amendment.

1. Consent. The Borrower has informed the Administrative Agent and the Lenders of its intent to enter into a series of transactions described in clauses (a) through (k) below (collectively, and together with any other actions related thereto, as more fully described in (i) the Contribution Agreement dated as of April 25, 2012 among the Borrower, Inergy GP, LLC, a Delaware limited liability company, Inergy Sales & Service, Inc., a Delaware corporation (“Inergy Sales”), and Suburban Propane Partners, L.P., a Delaware limited partnership (“Suburban”), as amended by the Amendment to Contribution Agreement, dated June 15, 2012, as further amended by the Second Amendment to Contribution Agreement, dated July 6, 2012, and as further amended by the Third Amendment to the Contribution Agreement, dated July 19, 2012, attached as Annex I-1, I-2, I-3 and I-4, respectively hereto (the “Contribution Agreement”); and (ii) the disclosures of the Borrower filed with or furnished to the Securities and Exchange Commission, including any exhibits thereto, the “Contribution Transactions”):

(a) The Borrower has formed three Delaware limited liability companies named Inergy Operations, LLC, Inergy West Coast, LLC and Inergy Services, LLC, to which the Borrower has contributed nominal cash consideration in exchange for all membership interests in such limited liability companies.

(b) Effective immediately prior to the consummation of the Contribution Transactions, Inergy Propane, LLC, a Delaware limited liability company (“Inergy Propane”) will distribute, assign, transfer and deliver to the Borrower, or its retained subsidiaries (i) 100% of Inergy Propane’s right, title and interest in (1) L & L Transportation, LLC, a Delaware limited liability company, (2) Inergy Transportation, LLC, a Delaware limited liability company, (3) Inergy Canada Company, a Nova Scotia unlimited company, (4) Stellar Propane Service, LLC, a Delaware limited liability company, (5) Inergy Sales and (6) all rights, interests, assets and properties described in Schedule 2.1(a) of the Contribution Agreement; (ii) certain employment agreements; and (iii) certain liabilities described in Schedule 2.1(a)(iii) of the Contribution Agreement.

(c) Inergy Propane and each of its remaining Subsidiaries (namely, Liberty Propane, L.P., Liberty Propane Operations, LLC and Liberty Propane GP, LLC) (the “Released Guarantors”) will be released as a Guarantor from the Credit Agreement.

(d) The Borrower will contribute the equity in Inergy Propane to Suburban.

(e) Inergy Sales will contribute certain of its assets to Suburban (such assets, the “Released Assets” and, together with the transaction referred to in clause (d), the “Contribution”).

(f) Effective as of the consummation of the Contribution Transactions, each of the assets contributed to Suburban as described in clauses (d) through (e) above will be released as Collateral under the Credit Agreement and any Credit Document.

(g) As partial consideration for the Contribution, Suburban will transfer to Inergy and Inergy Sales certain equity interests in Suburban and certain cash consideration, if any.

(h) As partial consideration for the Contribution, in connection with the closing of the transactions contemplated by the Contribution Agreement and consummation of the exchange offer described in clause (i) below, Suburban will assume up to $1,200,000,000 of (1) the $600,000,000 of 7.00% Senior Notes of the Borrower and Inergy Finance Corp. (“Inergy Finance”) due October 1, 2018 issued pursuant to that certain Indenture dated as of September 27, 2010, as amended, between the Borrower and Inergy Finance, as issuers, certain subsidiaries of the Borrower, as guarantors, and U.S. Bank National Association, as trustee, and (2) the $600,000,000 of 6.875% Senior Notes of the Borrower and Inergy Finance due August 1, 2021 issued pursuant to that certain Indenture dated on or about February 2, 2011, as amended, between the Borrower and Inergy Finance, as issuers, certain subsidiaries of the Borrower, as guarantors, and U.S. Bank National Association, as trustee, in each case including any notes issued from time to time in substitution, replacement, supplement or refinancing thereof (the notes described in clauses 1 and 2, the “NRGY Notes”); provided that such assumption shall be limited to the principal of NRGY Notes that Suburban manages to exchange pursuant to the exchange offer described in clause (i) below.

(i) Suburban will exchange up to $1,200,000,000 of the NRGY Notes for up to $1,000,000,000 of Suburban notes and up to $200,000,000 in cash, and the tendered NRGY Notes accepted by Suburban pursuant to the exchange offer will be cancelled, and be deemed to be cancelled, and the obligations evidenced thereby discharged and satisfied in full, in each case upon payment for the tendered NRGY Notes in connection with the consummation of the exchange offer.

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(j) Inergy Sales will distribute all or a portion of the equity and cash, if any, it receives from Suburban to the Borrower.

(k) The Borrower will distribute all or a portion of the equity and cash, if any, it receives from Suburban and Inergy Sales to the Borrower’s equity holders.

The Borrower has requested the Administrative Agent and the Lenders to consent (the “Consent”) to and agree with the following in connection with the Contribution Transactions:

(i) notwithstanding anything contained in any provisions of the Credit Agreement to the contrary, including, without limitation in Section 5.09 (Subsidiary Guaranty), Section 5.10 (Collateral), Section 6.03 (Mergers; Sales of Assets; Sale-Leasebacks and other Fundamental Changes), Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions), Section 6.06 (Restricted Payments), Section 6.07 (Transactions with Affiliates), Section 6.11 (Amendments to Organic Documents), or Section 6.13 (Permitted Junior Debt and Amendments to Permitted Junior Debt Documents), the Borrower may take any of the actions described in clauses (a) through (k) above and may otherwise consummate the Contribution Transactions; and

(ii) notwithstanding anything contained in any provisions of the Credit Agreement to the contrary, including, without limitation in Section 6.13 (Permitted Junior Debt and Amendments to Permitted Junior Debt Documents), the Borrower may repurchase, repay or redeem all or any portion of the NRGY Notes remaining outstanding, if any, at any time after the Effective Date (as defined below); provided that the total principal amount of the NRGY Notes repaid or redeemed by the Borrower, together with the total principal amount of the “Debt Repayment” (under and as defined in the Consent and Amendment No. 3 to Amended and Restated Credit dated April 13, 2012 among the Borrower, the lenders party thereto and the Administrative Agent), shall not exceed $88,000,000.

Effective as of Effective Date, the Administrative Agent and the Lenders hereby grant the Consent.

2. Release of Liens and Guarantors. Effective as of the Effective Date, the Lenders hereby authorize the Administrative Agent to release the Released Guarantors from their obligations under the Subsidiary Guaranty and to release any Lien granted to or held by the Administrative Agent upon any Collateral in respect of the Released Guarantors and the Released Assets.

3. Amendments to the Credit Agreement. Effective as of the Effective Date, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended to replace the corresponding previously existing definitions:

“Required Interest Coverage Ratio” means 2.50 to 1.00.

“Required Total Leverage Ratio” means 4.75 to 1.00.

(b) Section 1.01 of the Credit Agreement is amended to delete the defined terms “Senior Secured Funded Debt” and “Senior Secured Leverage Ratio” appearing therein.

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(c) Section 6.06 of the Credit Agreement is amended to add the following proviso to the end thereof:

; provided further that the Borrower may purchase, redeem, buy back or otherwise acquire common units of the Borrower on or prior to March 31, 2013 (each, a “Stock Buyback” and collectively, the “Stock Buybacks”) in an aggregate amount for all Stock Buybacks not to exceed $100,000,000 so long as at the time of and immediately after giving effect (including pro forma effect) to each such Stock Buyback (x) no Default or Event of Default shall have occurred or be continuing and (y) the Total Leverage Ratio is no greater than 3.00 to 1.00.

(d) Clause (b) of Section 6.12 of the Credit Agreement is amended and restated in its entirety to read as “[Intentionally omitted].”

4. Conditions of Effectiveness. This Consent and Amendment shall become effective on the date that each of the following conditions is met (the “Effective Date”); provided that, if the Effective Date shall not have occurred on or prior to September 30, 2012, this Consent and Amendment shall automatically terminate and shall not be effective or valid or binding on any of the parties hereto:

(a) The Administrative Agent shall have received counterparts of this Consent and Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Consent and Amendment.

(c) The Administrative Agent shall have received evidence reasonably satisfactory to it that the Contribution Transactions are being consummated on the Effective Date (excluding Section 1(h), with respect to which the offer to exchange notes has been made by Suburban prior to the date hereof).

5. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Consent and Amendment and the Credit Agreement as modified hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(b) The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

6. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

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(b) Each Credit Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) Upon the effectiveness hereof, this Amendment shall be a Credit Document for all purposes.

7. Governing Law. This Consent and Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent and Amendment for any other purpose.

9. Counterparts. This Consent and Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the day and year first above written.

INERGY, L.P., as the Borrower

By: INERGY GP, LLC, its general partner

By	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.
Title: EVP and CFO

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Kenneth J. Fatur
Name: Kenneth J. Fatur
Title: Managing Director

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

BANK OF AMERICA, N.A.

By	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

Wells Fargo Bank, N.A.

By	/s/ Catherine Cook
	Name:	Catherine Cook
	Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

Barclays Bank PLC

By	/s/ Michael Mozer
	Name:	Michael Mozer
	Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ M. Colin Warman
	Name:	M. Colin Warman
	Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

By	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

MORGAN STANLEY BANK, N.A.

By	/s/ William Jones
	Name:	William Jones
	Title:	Authorized Signatory

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

SunTrust Bank

By	/s/ Andrew Johnson
Name: Andrew Johnson
Title: Director

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

Citibank, N.A.

By	/s/ John Miller
Name: John Miller
Title: Vice President

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

Fifth Third Bank

By	/s/ Stephen C. Watts
Name: Stephen C. Watts
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ Maria Ferradas
Name: Maria Ferradas
Title: Vice President

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

COMERICA BANK

By	/s/ Justin Crawford
Name: Justin Crawford
Title: Senior Vice President

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

ROYAL BANK OF CANADA

By	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

The Royal Bank of Scotland plc

By	/s/ Todd Vaubel
Name: Todd Vaubel
Title: Authorised Signatory

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

RAYMOND JAMES BANK, N.A.

By	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

BOKF, NA d/b/a Bank of Oklahoma

By	/s/ Jason B. Webb
Name: Jason B. Webb
Title: Vice President

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

BRANCH BANKING AND TRUST COMPANY

By	/s/ Troy R. Weaver
Name: Troy R. Weaver
Title: Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

THE PRIVATE BANK & TRUST COMPANY

By	/s/ Matt Mayer
Name: Matt Mayer
Title: Associate Managing Director

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

U.S. Bank, National Association

By	/s/ [ Authorized Signatory]
Name: [Authorized Signatory]
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

BANK MIDWEST, a division of NBH Bank, N.A.

By	/s/ Jason Hilpipre
Name: Jason Hilpipre
Title: Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

Name of Lender:

Commerce Bank

By	/s/ Adam H. Fey
Name: C. Young
Title: SVP

Signature Page to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Consent and Amendment No. 4 to the Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Inergy, L.P., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Consent and Amendment No. 4 is dated as of July 26, 2012 (the “Consent and Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Consent and Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Credit Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Consent and Amendment.

Dated: July 26, 2012

[Signature Page Follows]

L & L TRANSPORTATION, LLC		STELLAR PROPANE SERVICE, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.	Name:	R. Brooks Sherman, Jr.
Title:	EVP and CFO	Title:	EVP and CFO

INERGY TRANSPORTATION, LLC		INERGY SALES & SERVICE, INC.

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.	Name:	R. Brooks Sherman, Jr.
Title:	EVP and CFO	Title:	EVP and CFO

INERGY FINANCE CORP.		INERGY PARTNERS, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.	Name:	R. Brooks Sherman, Jr.
Title:	EVP and CFO	Title:	EVP and CFO

TRES PALACIOS GAS STORAGE LLC		IPCH ACQUISITION CORP.

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name:	R. Brooks Sherman, Jr.	Name:	R. Brooks Sherman, Jr.
Title:	EVP and CFO	Title:	EVP and CFO

Signature Page to Consent and Reaffirmation to Consent and Amendment No. 4 to

Amended and Restated Credit Agreement

Inergy, L.P.

ANNEX I

Contribution Agreement

[Attached]